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Household Home Equity Loan Trust 1999-1

                                Distribution Number                 1
                   Beginning Date of Accrual Period            11/01/1999
                         End Date of Accrual Period            11/30/1999
                                  Distribution Date            12/20/1999
                         Previous Distribution Date                n/a

Funds Disbursement
          Available Funds for Distribution                              16,502,139.97
                    Principal Collections                               11,671,818.18
                    Interest Collections                                 4,830,321.79

                   Distribution  of Interest
Collections
                       Servicing Fee                                       219,472.15
                       Extra Principal Distribution                      1,628,916.22
Amount
                       Interest Paid                                     2,981,933.42
                      To  Class R
                                                                                    -

                   Distribution of Principal
Collections
                      Principal Paid to                                 13,300,734.40
Certificates
                      Overcollateralization Release
Amount                                                                              -

Balance Reconciliation

          Begin Principal Balance                                      526,733,171.22
          Adjustments                                                            0.00
          Principal Collections (including                            (11,671,818.18)
repurchases)
          Charge off Amount
                                                                                    -
          End Principal Balance                                        515,061,353.04

Collateral Performance
          Cash Yield  (% of beginning balance)                                 10.96%
          Charge off Amount  (% of beginning                                    0.00%
balance)
          Net Yield                                                            10.96%

          Delinquent Loans (contractual)
          30-59 days number of loans                                    12,127,061.05
          30-59 days  principal balance of loan                                   179
          60-89 days number of loan                                              0.00
          60-89 days principal balance of loan                                      0
          90+ days number of loans
                                                                                    -
          90+ days principal balance of loan
                                                                                    -

          Number of Loans that went into REO                                        0
          Principal Balance of Loans that went into                              0.00
REO
          Principal Balance of all REO                                           0.00

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Overcollateralization Reconcilliation
          Begin OC Amount                                               26,343,171.22
          Target OC Amount                                              50,039,651.27
          OC Deficiency                                                 23,696,480.05
          OC Release Amount
                                                                                    -
          End OC Amount                                                 27,972,087.44

Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to
2.02

Other
          Stepdown                                                  No
          Trigger Event                                             No
          Event of Default                                          No

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
Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                            61.81290886
            2.   Principal Distribution per $1,000                        56.12124219
            3.   Interest Distribution per $1,000                          5.69166667

     B.   Calculation of Class A-1 Interest Due &
Paid
            1.   Class A-1 related Note Rate                                    6.83%
            2.   Accrual Convention                                            30/360

            3.   Class A-1 Principal Balance, BOP                      237,000,000.00
            4.   Class A-1 Interest Carryover
Shortfall, BOP                                                                      -

            5.   Class A-1 Interest Due                                  1,348,925.00
            6.   Class A-1 Interest Paid                                 1,348,925.00
            7.   Class A-1 unpaid Carryover
Shortfall, EOP                                                                      -

     C.   Calculation of Class A-1 Principal Due &
Paid
            1.   Class A-1 Principal Balance, BOP                      237,000,000.00
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid                               13,300,734.40
            4.   Class A-1 Principal Balance, EOP                      223,699,265.60

            5.   Class A-1 Notes Balance as a % of                        0.459257227
the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a                             0.434315765
percentage of the Pool Balance, EOP


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
Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                             5.79166667
            2.   Principal Distribution per $1,000
                                                                                    -
            3.   Interest Distribution per $1,000                          5.79166667

     B.   Calculation of Class A-2 Interest Due & Paid

            1.   Class A-2 related Note Rate                                    6.95%
            2.   Accrual Convention                                            30/360

            3.   Class A-2 Principal Balance, BOP                       62,000,000.00
            4.   Class A-2 Interest Carryover
Shortfall, BOP                                                                      -

            5.   Class A-2 Interest Due                                    359,083.33
            6.   Class A-2 Interest Paid                                   359,083.33
            7.   Class A-2 unpaid Carryover
Shortfall, EOP                                                                      -

     C.   Calculation of Class A-2 Principal Due &
Paid
            1.   Class A-2 Principal Balance, BOP                       62,000,000.00
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid
                                                                                    -
            4.   Class A-2 Principal Balance, EOP                       62,000,000.00

            5.   Class A-2 Notes Balance as a                             0.127286730
percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a                             0.120374009
percentage of the Pool Balance, EOP

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

Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                             6.00833333
            2.   Principal Distribution per $1,000
                                                                                    -
            3.   Interest Distribution per $1,000                          6.00833333

     B.   Calculation of Class A-3 Interest Due &
Paid
            1.   Class A-3 related Note Rate                                    7.21%
            2.   Accrual Convention                                            30/360

            3.   Class A-3 Principal Balance, BOP                       90,000,000.00
            4.   Class A-3 Interest Carryover
Shortfall, BOP                                                                      -

            5.   Class A-3 Interest Due                                    540,750.00
            6.   Class A-3 Interest Paid                                   540,750.00
            7.   Class A-3 unpaid Carryover
Shortfall, EOP                                                                      -

     C.   Calculation of Class A-3 Principal Due &
Paid
            1.   Class A-3 Principal Balance, BOP                       90,000,000.00
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid
                                                                                    -
            4.   Class A-3 Principal Balance, EOP                       90,000,000.00

            5.   Class A-3 Notes Balance as a                             0.184771060
percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a                             0.174736465
percentage of the Pool Balance, EOP

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

Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                             6.00833333
            2.   Principal Distribution per $1,000
                                                                                    -
            3.   Interest Distribution per $1,000                          6.00833333

     B.   Calculation of Class A-4 Interest Due &
Paid
            1.   Class A-4 related Note Rate                                    7.21%
            2.   Accrual Convention                                            30/360

            3.   Class A-4 Principal Balance, BOP                       42,920,000.00
            4.   Class A-4 Interest Carryover
Shortfall, BOP                                                                      -

            5.   Class A-4 Interest Due                                    257,877.67
            6.   Class A-4 Interest Paid                                   257,877.67
            7.   Class A-4 unpaid Carryover
Shortfall, EOP                                                                      -

     C.   Calculation of Class A-4 Principal Due &
Paid
            1.   Class A-4 Principal Balance, BOP                       42,920,000.00
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid
                                                                                    -
            4.   Class A-4 Principal Balance, EOP                       42,920,000.00

            5.   Class A-4 Notes Balance as a                             0.088115266
percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a                             0.083329879
percentage of the Pool Balance, EOP

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

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                             6.52500000
            2.   Principal Distribution per $1,000
                                                                                    -
            3.   Interest Distribution per $1,000                          6.52500000

     B.   Calculation of Class M-1 Interest Due &
Paid
            1.   Class M-1 related Note Rate                                    7.83%
            2.   Accrual Convention                                            30/360

            3.   Class M-1 Principal Balance, BOP                       35,550,000.00
            4.   Class M-1 Interest Carryover
Shortfall, BOP                                                                      -

            5.   Class M-1 Interest Due                                    231,963.75
            6.   Class M-1 Interest Paid                                   231,963.75
            7.   Class M-1 unpaid Carryover
Shortfall, EOP                                                                      -

     C.   Calculation of Class M-1 Principal Due &
Paid
            1.   Class M-1 Principal Balance, BOP                       35,550,000.00
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid
                                                                                    -
            4.   Class M-1 Principal Balance, EOP                       35,550,000.00

            5.   Class M-1 Notes Balance as a                             0.072984569
percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance as a                             0.069020904
percentage of the Pool Balance, EOP

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

Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                             7.39166667
            2.   Principal Distribution per $1,000
                                                                                    -
            3.   Interest Distribution per $1,000                          7.39166667

     B.   Calculation of Class M-2 Interest Due &
Paid
            1.   Class M-2 related Note Rate                                    8.87%
            2.   Accrual Convention                                            30/360

            3.   Class M-2 Principal Balance, BOP                       32,920,000.00
            4.   Class M-2 Interest Carryover
Shortfall, BOP                                                                      -

            5.   Class M-2 Interest Due                                    243,333.67
            6.   Class M-2 Interest Paid                                   243,333.67
            7.   Class M-2 unpaid Carryover
Shortfall, EOP                                                                      -

     C.   Calculation of Class M-2 Principal Due &
Paid
            1.   Class M-2 Principal Balance, BOP                       32,920,000.00
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid
                                                                                    -
            4.   Class M-2 Principal Balance, EOP                       32,920,000.00

            5.   Class M-2 Notes Balance as a                             0.067585148
percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a                             0.063914716
percentage of the Pool Balance, EOP


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